SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : October 25, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-AR19)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-03                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-AR14 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Washington Mutual Mortgage Securities Corp, as servicer, and The Chase Manhattan Bank, as trustee. On October 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  October 31, 2001            By:  /s/ Thomas M. Britt
                                   Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2001

              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               October 25, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       23,433,600.00    23,413,213.32        21,009.82      120,993.19     142,003.01      0.00        0.00       23,392,203.50
IIA1      85,759,000.00    80,993,592.61     9,674,692.42      333,153.64  10,007,846.06      0.00        0.00       71,318,900.19
IIA2      59,313,000.00    59,313,000.00             0.00      292,808.51     292,808.51      0.00        0.00       59,313,000.00
IIA3      65,738,000.00    65,738,000.00             0.00      324,964.85     324,964.85      0.00        0.00       65,738,000.00
IIIA1     77,133,000.00    77,074,856.27       602,305.23      366,876.32     969,181.55      0.00        0.00       76,472,551.04
IVA1      20,492,800.00    20,200,200.73       249,176.50      105,733.70     354,910.20      0.00        0.00       19,951,024.23
CB1        5,719,000.00     5,714,361.20         4,669.17       32,116.12      36,785.29      0.00        0.00        5,709,692.03
CB2        3,813,000.00     3,809,907.19         3,113.05       21,412.62      24,525.67      0.00        0.00        3,806,794.14
CB3        2,080,000.00     2,078,312.87         1,698.18       11,680.63      13,378.81      0.00        0.00        2,076,614.69
AR               100.00             0.00             0.00            0.00           0.00      0.00        0.00                0.00
CB4        1,213,000.00     1,212,016.11           990.33        6,811.83       7,802.16      0.00        0.00        1,211,025.78
CB5          867,000.00       866,296.76           707.85        4,868.80       5,576.65      0.00        0.00          865,588.91
CB6        1,039,814.00     1,038,970.58           848.92        5,839.27       6,688.19      0.00        0.00        1,038,121.66
TOTALS   346,601,314.00   341,452,727.64    10,559,211.47    1,627,259.48  12,186,470.95      0.00        0.00      330,893,516.17

IX        23,433,600.00    23,413,213.32             0.00        7,472.72       7,472.72      0.00        0.00       23,392,203.50
IIX      210,810,100.00   206,044,592.61             0.00      180,465.74     180,465.74      0.00        0.00      196,369,900.19
IIIX      77,133,000.00    77,074,856.27             0.00       85,777.08      85,777.08      0.00        0.00       76,472,551.04
IVX       20,492,800.00    20,200,200.73             0.00       18,516.85      18,516.85      0.00        0.00       19,951,024.23

---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540A7H5       999.13002356      0.89656818     5.16323527      6.05980344          998.23345538     IA1      6.201278 %
IIA1    22540A7J1       944.43256813    112.81256101     3.88476591    116.69732693          831.62000711     IIA1     4.936000 %
IIA2    22540A7K8     1,000.00000000      0.00000000     4.93666667      4.93666667        1,000.00000000     IIA2     5.924000 %
IIA3    22540A7L6     1,000.00000000      0.00000000     4.94333338      4.94333338        1,000.00000000     IIA3     5.932000 %
IIIA1   22540A7M4       999.24618866      7.80865816     4.75641191     12.56507007          991.43753050     IIIA1    5.712000 %
IVA1    22540A7N2       985.72185011     12.15922178     5.15955360     17.31877537          973.56262834     IVA1     6.281147 %
CB1     22540A7T9       999.18887917      0.81643119     5.61568806      6.43211925          998.37244798     CB1      6.744295 %
CB2     22540A7U6       999.18887752      0.81643063     5.61568843      6.43211907          998.37244689     CB2      6.744295 %
CB3     22540A7V4       999.18887981      0.81643269     5.61568750      6.43212019          998.37244712     CB3      6.744295 %
AR      22540A7W2         0.00000000      0.00000000     0.00000000      0.00000000            0.00000000     AR       4.936000 %
CB4     22540A7X0       999.18887881      0.81643034     5.61568838      6.43211871          998.37244847     CB4      6.744295 %
CB5     22540A7Y8       999.18888120      0.81643599     5.61568627      6.43212226          998.37244521     CB5      6.744295 %
CB6     22540A7Z5       999.18887416      0.81641524     5.61568704      6.43210228          998.37245892     CB6      6.744295 %
TOTALS                  985.14550825     30.46500704     4.69490280     35.15990984          954.68050121

IX      22540A7P7       999.13002356      0.00000000     0.31888912      0.31888912          998.23345538     IX       0.383000 %
IIX     22540A7Q5       977.39431180      0.00000000     0.85605832      0.85605832          931.50138532     IIX      1.051029 %
IIIX    22540A7R3       999.24618866      0.00000000     1.11206721      1.11206721          991.43753050     IIIX     1.335487 %
IVX     22540A7S1       985.72185011      0.00000000     0.90357833      0.90357833          973.56262834     IVX      1.100000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-

              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               October 25, 2001


Section 4.04(a)(i)         Scheduled Principal Payments                                     278,906.08
                           Principal Prepayments                                         10,280,305.41

Section 4.04(a)(ii)        Current Interest                                               1,919,491.86
                           Class Unpaid Interest                                            0.00

Section 4.04(a)(iii)       Certificate Interest Shortfalls                                  0.00
                           Certificate Principal Shortfalls                                 0.00

Section 4.04(a)(v)         Aggregate Loan Balance                                       330,893,516.94
                           Loan Group 1 Aggregate Loan Balance                           24,430,559.16
                           Loan Group 2 Aggregate Loan Balance                          205,711,922.53
                           Loan Group 3 Aggregate Loan Balance                           79,891,589.78
                           Loan Group 4 Aggregate Loan Balance                           20,859,445.47

Section 4.04(a)(vi)        Servicing Fees                                                   112,871.16
                           MGIC Fees                                                         10,623.15
                           Trustee Fees                                                       1,707.26

Section 4.04(a)(viii)      Current Advances                                                       0.00
                           Outstanding Advances                                                   0.00

Section 4.04(a)(ix)        Delinquent Mortgage Loans

                           Group 1
                           Number of Loans delinquent 31 to 60 days                               1.00
                           Balance of Loans delinquent 31 to 60 days                        206,245.80
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00

                           Group 2
                           Number of Loans delinquent 31 to 60 days                               0.00
                           Balance of Loans delinquent 31 to 60 days                              0.00
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00

                           Group 3
                           Number of Loans delinquent 31 to 60 days                               0.00
                           Balance of Loans delinquent 31 to 60 days                              0.00
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00

                           Group 4
                           Number of Loans delinquent 31 to 60 days                               0.00
                           Balance of Loans delinquent 31 to 60 days                              0.00
                           Number of Loans delinquent 61 to 90 days                               0.00
                           Balance of Loans delinquent 61 to 90 days                              0.00
                           Number of Loans delinquent 91 or more days                             0.00
                           Balance of Loans delinquent 91 or more days                            0.00


                                      -7-


              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               October 25, 2001

                           Foreclosures

                           Group 1
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 2
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 3
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 4
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

Section 4.04(a)(x)         Number of loans for which Prepayment Penalties were collected.         0.00
                           Balance of loans for which Prepayment Penalties were collected.        0.00
                           Amount of Prepayment Penalties                                         0.00


Section 4.04(a)(xi)        REO Properties
                           Group 1
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 2
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 3
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

                           Group 4
                           ----------------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %


Section 4.04(a)(xii)       Current Realized Losses                                               0.00
                           Aggregate Realized Losses                                             0.00

Section 4.04(a)(xiii)      Weighted Average Term to Maturity                                     0.00

Section 4.04(a)(xiv)       Number of Claims Submitted under the GEMICO PMI policy                0.00
                           Number of Claims Submitted under the GEMICO PMI policy                0.00
                           Total Amount of Claims Submitted under the GEMICO PMI policy          0.00
                           Total of Claims Paid under the GEMICO PMI policy                      0.00

